                                                                    EXHIBIT 10.2

                           DOMINION ACCOUNT AGREEMENT

         THIS DOMINION ACCOUNT AGREEMENT (the "Agreement"), dated effective as of May 28, 1999, (the "Effective Date"), between the TUNICA-BILOXI TRIBE OF LOUISIANA (the "Tribe"), a federally recognized Indian tribe, GRAND CASINOS OF LOUISIANA, LLC - TUNICA-BILOXI, a Minnesota limited liability company (the "Manager"), LAKES GAMING, INC., a Minnesota corporation ("Lakes Gaming"), THE COTTONPORT BANK ("Cottonport Bank"), a bank chartered under the laws of the State of Louisiana, and HIBERNIA NATIONAL BANK, a national banking association ("Hibernia");

                                   WITNESSETH:

         WHEREAS, the Tribe has the inherent power to conduct and regulate gaming on its lands, subject only to the restrictions imposed by the Indian Gaming Regulatory Act, Public Law 100-497 (the "IGRA"); and

         WHEREAS, in accordance with the IGRA, the Tribe has adopted its Gaming Ordinance No. 11-94 (the "Ordinance"), and has entered into a Tribal-State Compact for the Conduct of Class III Gaming with the State of Louisiana; and

         WHEREAS, under the Ordinance, the Tribe operates a gaming facility (the "Casino") on its lands; and

         WHEREAS, pursuant to that certain Amended and Restated Management & Construction Agreement, dated as of November 1, 1991, (the "Management Contract"), the Tribe engaged Grand Casinos of Louisiana, Inc.-Tunica-Biloxi ("GCI") to manage the Casino and to collect the receipts, pay the operating expenses and to distribute the income thereof; and

         WHEREAS, pursuant to that certain Assignment dated December 31, 1998, GCI assigned to the Manager all of GCI's rights, title and interest in and to the Management Contract; and

         WHEREAS, the Tribe has consented to such an Assignment; and

         WHEREAS, the Tribe has purchased, and intends to purchase gaming equipment and other general equipment to utilize in the gaming operations at the Casino; and

         WHEREAS, the Tribe, as borrower, and Hibernia, as lender, have entered into that certain Equipment Loan Agreement dated as of the Effective Date (the " Equipment Loan Agreement"), under the terms of which Hibernia agreed to loan to the Tribe sums not to exceed $6,000,000 to purchase gaming equipment and other equipment to use in conjunction with gaming operations at the Casino; and

         WHEREAS, the Tribe and the Manager desire to enter into this Agreement in order to grant to Hibernia a security interest in the Gross Receipts (as defined herein) and to provide for the receipt and deposit of the Gross Receipts into the Casino Bank Accounts and the payment therefrom of certain sums to Hibernia; and

         WHEREAS, the parties hereto are willing to enter into this Agreement and to undertake the


               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT - PAGE 1 duties set forth herein upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.1 Unless the context otherwise requires, capitalized terms which are not defined herein shall have the meaning ascribed to them in the Loan Agreement.

         Section 1.2 Defined Terms. The following terms when used herein shall have the following meanings:

         "Business Day" means a day other than (i) a Saturday or Sunday (ii) any day on which banks located in the State of Louisiana are required or authorized by law to remain closed.

         "Casino Bank Accounts" means all of the bank accounts specified or contemplated in Section 5.10 of the Management Contract, including without limitation, the General Account and the Expense Account.

         "Collateral" means the Gross Receipts and the Casino Bank Accounts and the funds deposited or credited thereto from time to time.

         "Entities" collectively means the Tribe and the Manager and "Entity" means any one of the Entities.

         "Enterprise" means the operation of the Casino by the Tribe and the Manager pursuant to the Management Contract.

         "Expense Account" means that certain Account No.111350-000-000 owned and maintained by the Tribe with the Cottonport Bank as the Expense Account pursuant to Section 5.10.2 of the Management Contract.

         "Equipment Loan Note" means that certain promissory note dated as of May 28, 1999, executed by the Tribe in favor of the Hibernia in an amount not to exceed $6,000,000.00 which note was executed in connection with the Equipment Loan Agreement.

         "General Account" means that certain Account No. 111101-000-000 owned and maintained by the Tribe with the Cottonport Bank as the General Account pursuant to Section 5.10 of the Management Contract.

         "Gross Receipts" has the meaning ascribed to it in Section 2.9 of the Management Agreement; provided however, the term shall include all revenues received by the Enterprise from the operations of the Hotel.


                   EQUIPMENT LOAN DOMINION AGREEMENT - PART 2

         "Hotel Loan Agreement" means that certain Commercial Loan Agreement dated as of March 14, 1997, under the terms of which Cottonport Bank agreed to loan to the Tribe sums not to exceed $16,500,000 to purchase and renovate a hotel facility, and to refinance certain gaming equipment and to purchase other new gaming equipment to use in conjunction with gaming operations at the Casino. Cottonport Bank has participated to Hibernia one hundred percent (100%) of the interests in the Hotel Loan Agreement and the Other Loan Documents (as defined in the Hotel Loan Agreement) to Hibernia.

         "Hotel Loan Note" means that certain promissory note dated as of March 14, 1997, executed by the Tribe in favor of the Cottonport Bank in an amount not to exceed $16,500,000.00 which note was executed in connection with the Hotel Loan Agreement. Cottonport Bank has participated to Hibernia one hundred percent (100%) of the interests in the Hotel Loan Note.

         "Loan Agreements" means the Equipment Loan Agreement and the Hotel Loan Agreement and "Loan Agreement" means any one of the Loan Agreements.

         "Management Committee" has the meaning ascribed to it in Section 2.11 of the Management Contract.

         "Net Profits" shall have the meaning ascribed to it in Section 2.14 of the Management Contract.

         "Notes" means collectively the Hotel Loan Note and the Equipment Loan Note and "Note" means any one of the Notes, together with all substitute or replacement notes therefor, as well as all renewals, extensions, modifications, refinancings, consolidations and substitutions of and for such a Note.

         "Obligations" the indebtedness evidenced by the Notes, including principal, interest, costs, expenses and attorneys' fees and all other fees and charges, together with all other indebtedness and costs and expenses for which the Tribe is responsible under this Agreement or for which the Tribe is responsible under any of the Related Documents.

         "Person" shall mean any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof, or any other form of entity.

         "Related Documents" means and include individually, collectively, interchangeably and without limitation the Notes, the Loan Agreements, guaranties, security agreements, financing statements and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Obligations.


                                    ARTICLE 2
                                    COVENANTS

         Unless Hibernia's prior written consent to the contrary is obtained, each of the Entities will at all


               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT - PART 3 times comply with the covenants contained in this Article 2, from the date hereof and continuing thereafter for so long as the Obligations, or any portion thereof, are outstanding.

         Section 2.1 MAINTENANCE OF CASINO BANK ACCOUNTS. The Entities, acting through the Management Committee, shall maintain the Casino Bank Accounts with the Cottonport Bank in accordance with the terms of the Management Contract.

         Section 2.2 DEPOSIT OF GROSS RECEIPTS. The Entities, acting through the Management Committee, shall deposit all Gross Receipts into the General Account maintained with the Cottonport Bank in accordance with the terms of the Management Contract.

         Section 2.3 CHARACTERIZATION OF PAYMENTS. All payments and transfers to the Cottonport Bank and to Hibernia which are referred to in Article 3 of this Agreement shall be deemed to be, and treated and paid as, Operating Expenses under the terms of the Management Agreement.

         Section 2.4 DISTRIBUTION OF NET PROFITS. Notwithstanding anything to the contrary contained in the Management Contract, the Tribe and Grand Casinos/Tunic-Biloxi shall not distribute during any calendar month any Net Profits unless and until: (a) the requirements of Article 3 of the Dominion Account Agreement have been satisfied; and (b) any other sums currently due to the Bank under the Notes and the Loan Agreements have been paid in full. Further, the Tribe and Grand Casinos/Tunica-Biloxi shall not distribute any Net Profits under the Management Contract so long as an Event of Default exists under any of the Loan Agreements. In addition to the foregoing, the Tribe shall not pay management fees or other compensation to Lakes Gaming or the Manager unless payments to the Bank under the Notes and the Loan Agreements are current.

         Section 2.5 LIMITATIONS UPON DISTRIBUTIONS UPON DEFAULT. Upon the occurrence of an Event of Default under the provisions of the Loan Agreement and so long as the same remains unremedied in the opinion of Hibernia, no distributions, transfers or payments shall be made directly or indirectly from the Casino Bank Accounts to the Entities or to Lakes Gaming, including without limitation, any distribution of Net Profits, repayments of principal or interest for loans made by the Manager or Lakes Gaming to the Tribe, the payment of any management fees, or the transfer of funds from the Casino Bank Accounts to any other accounts maintained by any of the Entities with the Cottonport Bank.

         Section 2.6 NO CHANGE IN THE MANAGEMENT CONTRACT. The Entities will maintain the Management Contract pursuant to the provisions of Section 9.16 of the Equipment Loan Agreement. The Entities shall not amend, modify, alter or change the terms of the Management Contract without Hibernia's prior written consent which consent will not be unreasonably withheld or delayed.

         Section 2.7 FINANCIAL INFORMATION. The Entities shall comply with the financial reporting requirements set forth in Section 9.01 of the Equipment Loan Agreement.

                                    ARTICLE 3
                            AUTHORIZED TRANSFERS FROM
                            THE CASINO BANK ACCOUNTS

         Section 3.1 PAYMENTS DUE UNDER THE LOAN AGREEMENTS AND THE NOTES. The Tribe has


                EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT-PAGE 4 agreed to make certain monthly payments to the Cottonport Bank and Hibernia as set forth in the Loan Agreements and the Notes. In order to make any such payment, the Tribe shall pay the Notes in accordance with their respective terms via wire transfer to:

                  Hibernia National Bank
                  ABA Routing No. 065000090
                  333 Travis Street
                  Shreveport, LA 71101
                  Attention: Christopher K. Haskew, Vice President

         Section 3.2   TERMINATION.

                 (a) The obligations set forth in this Article 3 to the Cottonport Bank are absolute and irrevocable and shall terminate only upon the Cottonport Bank's receipt of a Termination Certificate in a form similar to Exhibit No. 1 attached hereto which has been duly signed by Hibernia and delivered to the Cottonport Bank and the Entities. Until such time as the Cottonport Bank has received such a Termination Certificate, the Cottonport Bank shall continue to transfer funds from the Casino Bank Accounts in accordance with the terms hereof and to otherwise comply with the provisions of this Agreement.

                 (b) Upon payment and satisfaction of all of the Obligations, Hibernia shall execute and deliver a Termination Certificate to the Cottonport Bank and the Entities. If all of the Obligations have been paid in full and Hibernia has not executed and delivered the Termination Certificate, the Tribe will notify Hibernia in writing and within ten (10) days of its receipt of such notice, Hibernia shall execute and deliver the Termination Certificate to the Cottonport Bank and the Entities.


                                    ARTICLE 4
                     PLEDGE AND GRANT OF SECURITY INTERESTS

         Section 4.1. GRANT OF SECURITY INTEREST. As security for the payment and performance of all of the Obligations, each Entity hereby pledges to Hibernia, and grants to Hibernia a continuing security interest in, all of the right, title and interest of each Entity in and to the Collateral, whether now or hereafter owned, existing, arising or acquired, including without limitation, the Casino Bank Accounts and all funds currently or hereafter deposited therein or credited thereto.

         Section 4.2 DURATION. The security interests granted herein in the Collateral in favor of Hibernia will continue until such time as all of the Obligations have been fully paid and satisfied and this Agreement has been canceled or terminated by Hibernia; provided, however, the security interests granted herein shall terminate as to specified funds previously on deposit in the Casino Bank Accounts if and when such funds are distributed to the Entities in accordance with the terms of the Management Agreement and this Agreement.


                                    ARTICLE 5
                                COTTONPORT BANK'S
                         REPRESENTATIONS AND AGREEMENTS


               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 5

         Section 5.1 COTTONPORT BANK'S REPRESENTATIONS. Cottonport Bank hereby warrants and represents to Hibernia that: (a) the Casino Bank Accounts exist and the accounts numbers specified herein with respect to the Casino Bank Accounts are correct; (b) the Tribe is the sole owner of the Casino Bank Accounts as reflected in the records of the Cottonport Bank; and (c) Cottonport Bank has not received notice from any third party, other than the Cottonport Bank and Hibernia, that any such third party has taken or claims a security interest in the Casino Bank Accounts.

         Section 5.2 RECEIPT OF NOTICE. The Cottonport Bank hereby acknowledges that this Agreement constitutes sufficient notice under La. R. S. 10:9-305(4) that the Tribe has pledged and granted to Hibernia a security interest to Hibernia in and to Casino Bank Accounts.

         Section 5.3 SUBORDINATION. The Cottonport Bank hereby subordinates to the security interest granted herein to Hibernia any right of offset or any other security interest that the Cottonport Bank has, or may hereafter obtain, in and to the Casino Bank Accounts.

         Section 5.4 NOTICES TO HIBERNIA. The Cottonport Bank will notify Hibernia immediately in the event the account numbers for the Casino Bank Accounts change. Further, the Cottonport Bank will notify Hibernia immediately upon the Cottonport Bank's receipt of a notice of a claim of a security interest asserted, or lien filed, by any Person in and to the Casino Bank Accounts.

         Section 5.5 ACCEPTANCE. By execution of this Agreement, the Cottonport Bank accepts its obligations hereunder, but only upon the express terms and conditions set forth in this Agreement. Cottonport Bank undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, including the instructions set forth in Article 3.


                                   ARTICLE 6
                    AGREEMENTS REGARDING THE COTTONPORT BANK

         The Entities and Hibernia agree that the following provisions shall control with respect to the rights, duties, liabilities and privileges of the Cottonport Bank:

         Section 6.1 PERFORMANCE BY OTHERS. The Cottonport Bank shall have no duty to see that any duties or obligations herein or elsewhere imposed on any other parties are performed or honored.

         Section 6.2 RECITALS. The Cottonport Bank shall not be responsible for any recital herein or in any other instrument or certificate described in this Agreement, or for the validity of execution by any party to any such instruments, or for the validity of any representations set forth in any such agreements.

         Section 6.3 RELIANCE BY COTTONPORT BANK. As to the existence or non-existence of any fact or as to the sufficiency or validity of any instrument or certificate, or as to its authorization to perform any act described herein, the Cottonport Bank shall be entitled to rely upon any written notice signed by a representative of the parties to this Agreement. Further, Cottonport Bank acts as depository and transfer agent only, and is not responsible, or liable in any manner whatsoever, for the sufficiency, correctness, genuineness or validity of the subject matter of any such written notice.

         Section 6.4 FAILURE OF PERFORMANCE BY COTTONPORT BANK. In the event that the Cottonport



               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 6

Bank fails to comply with its obligations hereunder, the Entities, at the request of Hibernia, shall move custody of the Casino Bank Accounts to another financial institution mutually acceptable to the Entities and Hibernia.


                                    ARTICLE 7
                                EVENTS OF DEFAULT

         Section 7.1 EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

                 (a) Any of the Entities shall breach any of their respective covenants or agreements set forth herein; or

                 (b) Any of the Entities shall revoke, alter or modify, or attempt to revoke, alter or modify, any direction or instruction given or required to be given to Cottonport Bank pursuant to Article 3 hereof; or

                 (c) An Event of Default, as defined in either Loan Agreement, shall occur.

         Section 7.2 REMEDIES ON DEFAULT. Whenever an Event of Default shall have occurred and be continuing, Hibernia shall be entitled to exercise all of the rights and remedies available to a secured party under the Commercial Laws -- Secured Transactions as set forth in La. R.S. 10-9:901 et seq., all rights and remedies under any Obligation, all rights and remedies available to it under the Related Agreement and all rights and remedies available to it under this Agreement, including, without limitation, the right, from time to time, without demand or notice of any kind, to:

                 (a) notify the Cottonport Bank of the Event of Default and direct the Cottonport Bank to freeze the balances of the Casino Bank Accounts and not permit any further withdrawals or transfers therefrom unless and until the Event of Default is corrected;

                 (b) take any reasonable action that Hibernia may deem necessary or desirable in order to realize on the Collateral, including, the authority to endorse in the name of the Tribe without recourse to the Tribe any checks, drafts, notes or other instruments or documents received in payment of or on account of the Gross Receipts; and

                 (c) exercise any and all other rights, remedies and privileges it may have under this Agreement and under any Obligation.

Any proceeds received by Hibernia from the exercise of any remedy shall be applied by Hibernia (i) first to the payment by Hibernia of all expenses of the exercise of such remedies, including the reasonable attorneys' fees and legal expenses incurred in connection therewith by Hibernia, (ii) second, to the payment of the Obligations in such order and in such manner as Hibernia may, in its discretion, determine, and (iii) third, any surplus after such application shall be delivered to the Enterprise, except as otherwise required by law or as a court of competent jurisdiction may direct. The Entities agree to pay all reasonable expenses incurred by Hibernia in connection with the exercise of any remedy hereunder, including the reasonable attorneys' fees incurred in connection therewith by Hibernia.




               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 7

         Section 7.3. WAIVERS; REMEDIES. Any waiver given by Hibernia hereunder shall be effective only in the specific instance and for the specific purpose given. Mere delay or failure to act shall not preclude the exercise or enforcement of any rights and remedies available to Hibernia. All rights and remedies of Hibernia shall be cumulative and may be exercised singly in any order or concurrently, at Hibernia's option, and the exercise or enforcement of any such right or remedy shall neither be a condition to nor a bar to the exercise or enforcement of any other.

                                    ARTICLE 8
                                  MISCELLANEOUS

         Section 8.1. NOTICES. Except as otherwise provided herein, any notice or demand which, by provision of this Agreement, is required or permitted to be given or served by Hibernia to or on any of the Entities or the Cottonport Bank shall be deemed to have been sufficiently given and served for all purposes: (a) (if mailed) seven (7) calendar days after being deposited, postage prepaid, in the United States Mail, registered or certified mail; or (b) (if delivered by express courier) one Business Day after being delivered to such courier; or (c) (if delivered in person) the same day as delivery or until another address or addresses are given in writing by a party to Hibernia as follows:

To the Tribe            Tunica-Biloxi Tribe of Louisiana
                        711 Grand Boulevard
                        Marksville, Louisiana 71351

                        Attention: Earl J. Barbry, Sr., Chairman
                        Fax: (318) 253-2028

                        Gold, Weems, Bruser, Sue & Rundell
                        Attorneys at Law
                        2001 MacArthur Drive
                        Alexandria, Louisiana 71307

                        Attn: Amanda Wood Barnett/Kendall Rathburn
                        Fax:     318-445-6476

To Manager              Grand Casinos of Louisiana, LLC- Tunica-Biloxi
                        130 Chesire Lane
                        Minnetonka, Minnesota 55305
                        Attention: Chief Financial Officer
                        Fax:  (612) 449-9353

To Lakes                Lakes Gaming, Inc.
Gaming                  130 Chesire Lane
                        Minnetonka, Minnesota 55305
                        Attention: Chief Financial Officer
                        Fax:  (612) 449-9353

To Hibernia:            Hibernia National Bank
                        333 Travis Street



               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 8

                        Shreveport, Louisiana  71101
                        Attention:  Loan Administration Department
                        Fax:  (318) 674-3758

To Cottonport           The Cottonport Bank
Bank:                   144 South Main Street
                        Marksville, Louisiana  71351
                        Attention:  Dwayne Harper
                        Fax No. (318) 253-4472

         Section 8.2. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the laws of the State of Louisiana.

         Section 8.3. SEVERABILITY. If any provision of this Agreement is prohibited by, or is unlawful or unenforceable under, any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition without invalidating the remaining provisions hereof; provided, however that where the provisions of any such applicable law may be waived, they hereby are waived by the Entities to the fullest extent permitted by law to the end that this Agreement shall be deemed to be a valid and binding agreement in accordance with its terms.

         Section 8.4. SURVIVAL. The warranties, representations, covenants and agreements set forth herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all Obligations shall have been paid and performed in full.

         Section 8.5. COSTS AND EXPENSES; INDEMNITY. The Tribe will pay or reimburse Hibernia on demand for all reasonable out-of-pocket expenses (including in each case all filing and recording fees and taxes and all reasonable fees and expenses of counsel) incurred by Hibernia in connection with the creation, perfection, protection, satisfaction, foreclosure or enforcement of the liens created hereby and the preparation, administration, continuance, amendment or enforcement of this Agreement, and all such costs and expenses shall be part of the Obligations secured by this Agreement. The Tribe shall indemnify and hold Hibernia harmless from and against any and all claims, losses and liabilities (including reasonable attorneys' fees) growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement) or Hibernia's actions pursuant hereto other than those claims, losses and liabilities resulting from Hibernia's negligence, gross negligence or intentional misconduct. Any liability of the Tribe to indemnify and hold Hibernia harmless pursuant to the preceding sentence shall be part of the Obligations secured by this Agreement. The obligations of the Tribe under this
Section 8.5 shall survive any termination of this Agreement.

         Section 8.6. CAPTIONS. Captions herein are for convenience only and shall not be deemed part of this Agreement.

         Section 8.7 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and assigns.

         Section 8.8 AMENDMENTS. This Agreement may not be amended, modified, waived, canceled or terminated, except in writing executed by all of the parties hereto.




               EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 9

         Section 8.9. LIMITED WAIVER OF SOVEREIGN IMMUNITY; ARBITRATION; SUBMISSION TO JURISDICTION, JURY TRIAL WAIVER. This Agreement constitutes a Loan Document as defined in the Loan Agreements. As such and without limiting the scope of the Loan Agreements, the provisions of Section 15.10 of the Equipment Loan Agreement apply to this Agreement and are incorporated herein by reference.

         Section 8.10   COMPLIANCE WITH 25 U.S.C. SS.81.

                 In compliance with 25 U.S.C.ss.81, the residence and occupation of the parties is stated as follows:

                  Party in interest:     TUNICA-BILOXI TRIBE OF LOUISIANA
                  Residence:             711 Grand Boulevard
                                         Marksville, Louisiana 71351
                  Occupation:            A federally recognized Indian Tribe


                  Party in interest:     THE COTTONPORT BANK
                  Residence:             144 South Main Street
                                         Marksville, LA 71351
                  Occupation:            Commercial bank

                  Party in interest:     HIBERNIA NATIONAL BANK
                  Residence:             333 Travis Street
                                         Shreveport, LA 71101
                  Occupation:            Commercial bank

                  Party in interest:     GRAND CASINOS OF LOUISIANA, LLC- TUNICA
                                         -BILOXI
                  Residence:             130 Chesire Lane
                                         Minnetonka, Minnesota 55305
                  Occupation:            A Minnesota limited liability company

                  Party in interest:     LAKES GAMING, INC.
                  Residence:             130 Chesire Lane
                                         Minnetonka, Minnesota 55305
                  Occupation:            A Minnesota corporation

                  Scope of Authority:

         The Tribe is authorized to execute the within document by a resolution adopted by the Tribal Council of the Tribe at a meeting held at Marksville, Louisiana, on April 19, 1999. The Tribal Council exercises its authority in this instance because it believes the purchase of the equipment related to Tribe's Class III gaming facility in Marksville, Louisiana, in connection with the Casino, and the financing thereof, to be in accordance with the long-range economic objectives of the Tribe.




              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 10

         This document was executed on behalf of the Tribe on or about 12:10 p.m. on May 28, 1999, at Marksville, Louisiana, at N/A, N/A, on behalf of
Manager on or about         a.m./p.m. on                     , 1999, at
,            , on behalf of Lakes Gaming on or about         a.m./p.m. on
, 1999, at ,            on behalf of The Cottonport Bank on or about 10:30 a.m.
on May 28, 1999, at Alexandria, Louisiana, and on behalf of Hibernia on or about 12:10 p.m. on May 28, 1999, at Marksville, Louisiana.

         This instrument shall terminate upon payment in full of the indebtedness secured hereby, provided that in any event this instrument shall expire not later than 50 years from the date hereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement, in counterparts, as of the Effective Date.

                                  TUNICA-BILOXI TRIBE OF LOUISIANA

                                  By:  s/ Earl J. Barbry, Sr.
                                     ------------------------------------------
                                     Earl J. Barbry, Sr., Chairman



                                  HIBERNIA NATIONAL BANK

                                  By:  s/ Christopher K. Haskew
                                     ------------------------------------------
                                     Christopher K. Haskew,  Vice President



                                  THE COTTONPORT BANK

                                  By:  s/ DeWayne Harper
                                     ------------------------------------------
                                     Its  V.P.
                                        ---------------------------------------



                                  GRAND CASINOS OF LOUISIANA, LLC -
                                  TUNICA BILOXI

                                  By:  s/ Timothy Cope
                                     ------------------------------------------
                                     Timothy Cope, its Chief Financial Officer



                                  LAKES GAMING, INC.

                                  By:  s/ Timothy Cope
                                     ------------------------------------------
                                     Timothy Cope, its Chief Financial Officer


Attachments:





              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 11

Exhibit No. 1 - Termination Certificate



                                  BIA APPROVAL

THE FOREGOING DOCUMENT IS APPROVED PURSUANT TO 25 U.S.C. 81:
UNITED STATES DEPARTMENT OF THE INTERIOR,
BUREAU OF INDIAN AFFAIRS:

BY
  ---------------------------------------
AREA DIRECTOR OF THE EASTERN AREA OFFICE
OF THE BUREAU OF INDIAN AFFAIRS OF THE SECRETARY
OF THE INTERIOR AND THE COMMISSIONER OF INDIAN AFFAIRS,
ACTING UNDER DELEGATED AUTHORITY.










              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT -- PAGE 12

                                  EXHIBIT NO. 1

                             TERMINATION CERTIFICATE

The Cottonport Bank
144 South Main Street
Marksville, Louisiana  71351
Attention:
           --------------

                                      Re:   Termination Certificate pursuant to
                                            that certain Dominion
                                            Account Agreement dated May 28, 1999
 Gentlemen:

         The undersigned, a duly authorized officer of Hibernia National Bank ("Hibernia"), hereby certifies to The Cottonport Bank (the "Bank") pursuant to
Section 3.2 of the captioned Dominion Account Agreement that all of the Obligations (as defined in the Dominion Account Agreement) have been paid in full and that the Dominion Agreement is hereby terminated.

         IN WITNESS WHEREOF, Hibernia has executed and delivered this
Termination Certificate as of the         day of    ,         .


                                       HIBERNIA NATIONAL BANK


                                       By
                                          --------------------------------------
                                       Name
                                            ------------------------------------
                                       Title
                                             -----------------------------------


cc:   Tunica Biloxi Tribe of Louisiana
      Lakes Gaming, Inc.



              EQUIPMENT LOAN DOMINION ACCOUNT AGREEMENT - PAGE 13